EXHIBIT 10.107.3



                              Dated 18th June, 2003




                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (as Borrowers)


                                       AND


                        UPS CAPITAL GLOBAL TRADE FINANCE
                                 CORPORATION (4)
                                   (AS AGENT)




                            FOURTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY




                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG


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THIS DEED is made the 18th June, 2003

BETWEEN:

1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Honk Kong ("TARRANT");

2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

4)       UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June, 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters if credit, upon the terms and subject to the conditions set out therein.

B) Under a Deed of Variation to the Facility Agreement (the "FIRST DEED OF VARIATION") entered into on 26th February, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the First Deed of Variation.

C)       Under a  further  Deed of  Variation  to the  Facility  Agreement  (the
         "SECOND DEED OF VARIATION") entered into on 19th May, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Second Deed of Variation.

D) Under a further Deed of Variation to the Facility Agreement (the "Third Deed of Variation") entered into on 2nd June, 2003 by and between the Borrowers and the Agent, the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Third Deed of Variation.

E) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to waive certain breaches of the financial covenants set out in Clause 10.5 of the Facility Agreement. In consideration, inter alia, of such waiver, the Borrowers have agreed to the amendment of the financial covenants and undertakings as hereinafter set out.

F) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined of construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated as otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:

         2.1.1 By the deletion in its entirety of the definition of "ADJUSTED NET WORTH" in Clause 1.1 of the Facility Agreement.

         2.1.2    By  the  deletion  in  its  entirety  of  the   definition  of
                  "BORROWINGS" in Clause 1.1 of the Facility Agreement.

         2.1.3    By  the  deletion  in  its  entirety  of  the   definition  of
                  "BORROWING COSTS" in Clause 1.1 of the Facility Agreement.

         2.1.4 By the insertion of a new definition of "CASH INTEREST EXPENSE" in Clause 1.1 of the Facility Agreement as follows"

                  "'CASH INTEREST EXPENSE'   THE MEANING  GIVEN TO IT IN  CLAUSE
                                             10.5;"

         2.1.5 By the deletion in its entirety of a new definition of "CASH OUTFLOW" in Clause 1.1 of the Facility Agreement.

         2.1.6 By the insertion of a new definition of "Fiscal Quarter" in Clause 1.1 of the Facility Agreement as follows:

                  "'FISCAL QUARTER'          EACH  AND  EVERY  PERIOD  OF  THREE
                                             CALENDAR  MONTHS DURING THE TERM OF
                                             THIS AGREEMENT, COMPRISING:

                                             (a)      1ST  JANUARY TO 31ST MARCH
                                                      (BOTH DATES INCLUSIVE);

                                             (b)      1ST  APRIL  TO  30TH  JUNE
                                                      (BOTH DATES INCLUSIVE);

                                             (c)      1ST JULY TO 30TH SEPTEMBER
                                                      (BOTH DATES INCLUSIVE); OR

                                             (d)      1ST    OCTOBER   TO   31ST
                                                      DECEMBER    (BOTH    DATED
                                                      INCLUSIVE);"

         2.1.7 By the deletion in its entirety of the definition of "GAAP" in Clause 1.1 of the Facility Agreement, and the substitution therefor of the following:

                  "'GAAP'                    (a)      IN RESPECT  OF  PROVISIONS
                                                      IN  THIS   AGREEMENT  THAT
                                                      APPLY    ONLY    TO    THE
                                                      BORROWERS,       GENERALLY
                                                      ACCEPTED        ACCOUNTING
                                                      PRINCIPLES AND POLICIES IN
                                                      HONG   KONG   CONSISTENTLY
                                                      APPLIED; AND

                                             (b)      IN RESPECT  OF  PROVISIONS
                                                      IN  THIS   AGREEMENT  THAT
                                                      APPLY  EITHER  TO (i) TAG;
                                                      OR (ii) TAG AND ALL  OTHER
                                                      MEMBERS  OF THE GROUP ON A
                                                      CONSOLIDATED        BASIS,
                                                      GENERALLY         ACCEPTED
                                                      ACCOUNTING  PRINCIPLES AND
                                                      POLICIES   IN  THE  UNITED
                                                      STATES     OF      AMERICA
                                                      CONSISTENTLY APPLIED;"

         2.1.8 By the insertion of a new definition of "TANGIBLE NET WORTH" in Clause 1.1 if the Facility Agreement as follows:

                  "'TANGIBLE NET WORTH'      THE  MEANING GIVEN TO IT  IN CLAUSE
                                             10.5;"

         2.1.9 By the insertion of a new definition of "TOTAL LIABILITIES" in Clause 1.1 of the Facility Agreement as follows:

                  "'TOTAL LIABILITIES'       THE  MEANING GIVEN TO IT  IN CLAUSE
                                             10.5;"

         2.1.10 By the deletion in its entirety of Clause 10.4 of the Facility Agreement, and the substitution therefor with the following:

                  "10.4    FINANCIAL RATIOS

                           EACH OF THE BORROWERS SHALL ENSURE THAT, AT ALL TIMES, THE FINANCIAL CONDITION OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), MEASURED ON A QUARTERLY BASIS, SHALL BE SUCH THAT:

                           10.4.1 TANGIBLE NET WORTH: TANGIBLE NET WORTH SHALL BE NOT LESS THAN THE FOLLOWING AMOUNTS ON THE FOLLOWING DATES:

                                    DATE                     TANGIBLE NET WORTH
                                    30TH JUNE, 2003          US$75,000,000
                                    30TH SEPTEMBER, 2003     US$75,000,000
                                    31ST DECEMBER, 2003      US$80,000,000

                           10.4.2 FIXED CHARGE COVERAGE: THE RATIO OF (i) EBITDA TO (ii) CASH INTEREST EXPENSE AS AT THE FOLLOWING DATES, CALCULATED ON EACH SUCH DATE USING THE RESULTS ON THE DATE OF THE FISCAL QUARTER SPECIFIED BELOW AND THE LAST DAY OF EACH OF THE THREE IMMEDIATELY PRECEDING FISCAL QUARTERS, SHALL EXCEED THE RATIO SPECIFIED BELOW:

                                    DATE                     RATIO
                                    --------------------     -----
                                    30TH JUNE, 2003          0.7:1
                                    30TH SEPTEMBER, 2003     1.1:1
                                    31ST DECEMBER, 2003      1.1:1

                           10.4.3 TOTAL LEVERAGE RATIO: THE RATIO OF (i) TOTAL LIABILITIES TO (ii) TANGIBLE NET WORTH ON THE DATES SPECIFIED BELOW SHALL NOT EXCEED THE CORRESPONDING RATIO SPECIFIED BELOW:

                                    DATE                     RATIO
                                    --------------------     -----
                                    30TH JUNE, 2003          2.5:1
                                    30TH SEPTEMBER, 2003     2.25:1
                                    31ST DECEMBER, 2003      2:1

                           ALL AS CALCULATED BY REFERENCE TO THE ACCOUNTING INFORMATION (THE "RELEVANT ACCOUNTING INFORMATION") MOST RECENTLY DELIVERED UNDER THIS AGREEMENT BEING
                           (i) THE ANNUAL AUDITED FINANCIAL STATEMENTS DELIVERED UNDER CLAUSE 10.2.1 AND (ii) EACH SET OF MANAGEMENT ACCOUNTS (AS CONSOLIDATED FOR THE RELEVANT FISCAL QUARTER) DELIVERED UNDER CLAUSE 10.2.2."

         2.1.11 By the deletion in its entirety of Clause 10.5 of the Facility Agreement, and the substitution therefor with the following:

                  "10.5    FINANCIAL RATIOS - DEFINITION OF TERMS

                           10.5.1 CASH INTEREST EXPENSE: MEANS, IN RELATION TO ANY FINANCIAL PERIOD, THE AGGREGATE AMOUNT OF ALL CASH INTEREST EXPENSE PAID OR PAYABLE BY TAG OR ANY OTHER MEMBER OF THE GROUP (ON A CONSOLIDATED BASIS) IN RESPECT OF SUCH PERIOD (AND WHETHER PAID OR NOT).

                           10.5.2 EBITDA: MEANS, IN RELATION TO ANY FINANCIAL PERIOD, THE AGGREGATE AMOUNT OF ALL THE NET INCOME BEFORE TAXES PLUS INTEREST EXPENSE, DEPRECIATION, DEPLETION, AMORTIZATION AND OTHER NON-CASH CHARGES OF TAG AND ALL OTHER MEMBERS OF GROUP (ON A CONSOLIDATED BASIS).

                           10.5.3 TANGIBLE NET WORTH: MEANS A SUM EQUAL TO THE AGGREGATE AMOUNT AT THE DATE (THE "ACCOUNTING INFORMATION DATE") AS OF WHICH THE RELEVANT ACCOUNTING INFORMATION SHALL HAVE BEEN PREPARED AND CALCULATED BY REFERENCE TO THE RELEVANT ACCOUNTING INFORMATION, OF THE GROSS BOOK VALUE OF THE ASSETS OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS) LESS:

                                    (a)      ANY MINORITY EQUITY INTEREST IN ANY
                                             ENTITY OWNED OR  CONTROLLED  BY TAG
                                             OR  ANY   MEMBER   OF  THE   GROUP,
                                             GOODWILL,   PATENTS,    TRADEMARKS,
                                             TRADE NAMES,  ORGANIZATION EXPENSE,
                                             UNAMORTIZED   DEBT   DISCOUNT   AND
                                             EXPENSE,  CAPITALIZED  OR  DEFERRED
                                             RESEARCH  AND  DEVELOPMENT   COSTS,
                                             DEFERRED    MARKETING     EXPENSES,
                                             DEFERRED  RECEIVABLES,   AND  OTHER
                                             LIKE

                                             INTANGIBLES,  AND  MONIES  DUE FROM
                                             ANY  MEMBER  OF THE  GROUP TO OTHER
                                             MEMBERS  OF  THE  GROUP,  OFFICERS,
                                             DIRECTORS,       EMPLOYEES,      OR
                                             SHAREHOLDERS  OF ANY  MEMBER OF THE
                                             GROUP); AND

                                    (b)     TOTAL LIABILITIES; AND

                                    (c)     ANY  ACCRUED  AND  DEFERRED   INCOME
                                            TAXES,   AND  ANY  RESERVES  AGAINST
                                            ASSETS; AND

                                    FOR THE PURPOSES OF CALCULATING TANGIBLE NET
                                    WORTH,  THE VALUE OF ANY ASSETS OF THE GROUP
                                    LOCATED IN MEXICO SHALL BE CALCULATED  USING
                                    THE VALUE OF THE MEXICAN PESO, DETERMINED AS
                                    OF THE ACCOUNTING INFORMATION DATE.

                           10.5.4 TOTAL LIABILITIES: MEANS THE SUM OF CURRENT LIABILITIES PLUS LONG-TERM LIABILITIES.

         2.1.12 By the insertion of a new Sub-Clause 11.3.12 of the Facility Agreement as follows:

                  "11.3.12 CAPITAL EXPENDITURE: WITHOUT THE PRIOR CONSENT OF THE
                           AGENT, IT WILL NOT (WHETHER BY A SINGLE TRANSACTION OR A NUMBER OF RELATED OF UNRELATED TRANSACTIONS AND WHETHER AT ONE TIME OR OVER A PERIOD OF TIME), INCUR ANY CAPITAL EXPENDITURE WITH AN AGGREGATE VALUE IN EXCESS OF US$800,000 IN ANY ONE FISCAL QUARTER."

3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

3.3 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic or China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first written above.

THE BORROWERS
-------------

THE COMMON SEAL OF                                [TARRANT SEAL]
TARRANT COMPANY LIMITED
WAS HEREUNTO AFFIXED
IN THE PRESENCE OF:


------------------------------
DIRECTOR


------------------------------
DIRECTOR/SECRETARY


THE COMMON SEAL OF                                [MARBLE SEAL]
MARBLE LIMITED
WAS HEREUNTO AFFIXED
IN THE PRESENCE OF:


------------------------------
DIRECTOR


------------------------------
DIRECTOR/SECRETARY


THE COMMON SEAL OF                                [TRADE LINK HOLDINGS SEAL]
TRADE LINK HOLDINGS LIMITED
WAS HEREUNTO AFFIXED
IN THE PRESENCE OF:


------------------------------
DIRECTOR


------------------------------
DIRECTOR/SECRETARY

THE AGENT
---------

SIGNED FOR AND ON BEHALF OF
UPS CAPITAL GLOBAL
TRADE FINANCE CORPORATION
BY:  ROBIN C. NIX                                      /s/ Robin C. Nix
IN THE PRESENCE OF:                                    -------------------------
                                                       SIGNATURE
/s/ illegible
------------------------------
WITNESS